UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 3, 2007

ION Media Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13452 (Commission File No.)	59-3212788 (IRS Employer Identification No.)

601 Clearwater Park Road West Palm Beach, FL (Address of principal executive offices)	33401 (Zip Code)

Registrant’s telephone number, including area code: (561) 659-4122

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Master Transaction Agreement

On May 3, 2007, ION Media Networks, Inc. (the “Company”) entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with NBC Universal, Inc. (“NBCU”), NBC Palm Beach Investment I, Inc. (“NBC Palm Beach I”), NBC Palm Beach Investment II, Inc. (“NBC Palm Beach II,” and together with NBCU and NBC Palm Beach I, the “NBCU Entities”) and CIG Media LLC (“Purchaser”) providing for a recapitalization of the Company. The transactions contemplated by the Master Transaction Agreement are referred to herein collectively as the “Transactions.” The following is a summary of the material provisions of the Master Transaction Agreement. A copy of the Master Transaction Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

The Offer

The Master Transaction Agreement provides that, concurrently with NBC Palm Beach II’s assignment to Purchaser of all of NBC Palm Beach II’s rights and obligations under a Call Agreement, dated November 7, 2005 (the “Call Agreement”), among NBC Palm Beach II and Lowell W. Paxson, Second Crystal Diamond Limited Partnership and Paxson Enterprises, Inc. (together, the “Paxson Stockholders”), including its right (the “Call Right”) to acquire 15,455,062 outstanding shares of Class A Common Stock and 8,311,639 shares of Class B Common Stock of the Company (the “Call Shares”) held by the Paxson Stockholders, Purchaser will exercise the Call Right and commence a cash tender offer (the “Offer”) to purchase any and all shares of the Company’s Class A Common Stock (each, a “Share”) at a price of $1.46 per Share (the “Offer Price”) on May 4, 2007 (the “Commencement Date”). Pursuant to the Call Agreement, the closing of the exercise of the Call Right (the “Call Closing) is conditioned on the completion of the Offer, the payment of the exercise price of $0.25 per share of Class A Common Stock and $0.29 per share of Class B Common Stock, and the receipt of required regulatory approvals, including approval by the Federal Communications Commission (the “FCC”) Purchaser's acquisition of the Call Shares. The Call Closing will occur within three business days following the receipt of all required approvals.

The Master Transaction Agreement provides that between the completion of the Offer and the Call Closing, Purchaser has the right to designate two members of the Company’s board of directors (the “Board”). In addition, in the event that any member of the Board (other than any member appointed by the holders of Senior Preferred Stock, as defined below) ceases for any reason to serve as a director of the Company, Purchaser will have the right to designate a director to fill any such vacancy.

Delisting and Deregistration

The Master Transaction Agreement provides that, following the closing of the Offer, the Company shall, to the extent permitted by law, delist the Shares from the AMEX and deregister the Shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additional Purchaser Investment

The Master Transaction Agreement requires Purchaser to purchase, for cash, on the Commencement Date, $100,000,000 of the Company’s 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013 (the “Series B Notes”). Upon the closing or expiration of the Exchange Offer (as defined below), Purchaser will purchase, for cash, up to an additional $15,000,000 of the Company’s Series B Notes, not to exceed the amount of expenses incurred by the Company in connection with the Transactions. For a description of the Series B Notes and the Indenture governing the Series B Notes, see Item 2.03 – “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant — 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013.”

Commencement Date Exchange

The Master Transaction Agreement requires that, on the Commencement Date, NBC Palm Beach I surrender and deliver to the Company $210,000,000 aggregate liquidation preference of 11% Series B Convertible Exchangeable Preferred Stock (the “11% Series B Preferred Stock”) in exchange for $210,000,000 aggregate stated liquidation preference of newly-issued Series F Non-Convertible Preferred Stock (the “Series F Non-Convertible

Preferred Stock”). NBC Palm Beach I, in turn, transferred on the Commencement Date that Series F Non-Convertible Preferred Stock to Purchaser.

The Company Exchange Offer

The Master Transaction Agreement requires the Company, as soon as reasonably practicable following the Commencement Date, to launch an exchange offer (the “Exchange Offer”) for the outstanding shares of 13¼% Cumulative Junior Exchangeable Preferred Stock (currently accruing dividends at the rate of 14¼%) (the “14¼% Preferred Stock”) and 9¾% Series A Convertible Preferred Stock (the “9¾% Preferred Stock”) (together, the “Senior Preferred Stock”).

Under the Exchange Offer, if holders of more than 50% of each class of Senior Preferred Stock tender in the Exchange Offer, then:

•

For each tendered share of 14¼% Preferred Stock, the holder will receive $7,000 principal amount of 11% Series A Mandatorily Convertible Senior Subordinated Notes due 2013 (the “Series A Notes”) and $1,000 initial liquidation preference of 12% Series A-1 Mandatorily Convertible Preferred Stock (the “Series A-1 Convertible Preferred Stock”), which would rank senior to all currently outstanding preferred stock; and

•	For each tendered share of 9¾% Preferred Stock, the holder will receive $4,000 principal amount of Series A Notes and $1,000 initial liquidation preference of Series A-1 Convertible Preferred Stock.

If holders of 50% or less of either class of the Senior Preferred Stock tender in the Exchange Offer (a “Minority Exchange”), then:

•

For each tendered share of 14¼% Preferred Stock, the holder will receive $7,500 principal amount of Series A Notes and $500 initial liquidation preference of 12% Series B Mandatorily Convertible Preferred Stock (the “12% Series B Preferred Stock”); and

•	For each tendered share of 9¾% Preferred Stock, the holder will receive $4,500 principal amount of Series A Notes and $500 initial liquidation preference of 12% Series B Preferred Stock.

For a description of the Series A Notes, see Item 2.03 – “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant – 11% Series A Mandatorily Convertible Senior Subordinated Notes due 2013.” For a description of the Series A-1 Convertible Preferred Stock, see Item 5.03 – “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.”

The Exchange Offer is subject to several conditions, including among others, (a) absence of (i) litigation challenging the Exchange Offer, (ii) an injunction or change of law prohibiting or materially limiting the Exchange Offer, or (iii) a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries, taken as a whole, (b) closing of the Offer, and (c) accuracy of representations and warranties (to the extent failure to be so accurate would reasonably be expected to have a material adverse effect) and compliance in all material respects by the Company of its covenants and agreements contained in the Master Transaction Agreement. Purchaser and the Company shall, in their reasonable judgment, jointly determine whether the Exchange Offer conditions have been satisfied and whether any such conditions shall be waived; provided that the Company may, in its reasonable judgment, waive satisfaction of any such condition in which case the Exchange Offer shall close unless Purchaser elects not to waive satisfaction of any such condition in which case the Exchange Offer shall not close and the Contingent Exchange shall not occur.

Consent Solicitation

Holders of Senior Preferred Stock who validly tender in the Exchange Offer shall also be required to execute a written consent to an amendment to the Certificates of Designation related to the 14 ¼% Preferred Stock and the 9 ¾% Preferred Stock eliminating the covenants, preferences and voting rights therein, such amendments to be in the form attached as Exhibit T to the Master Transaction Agreement (the “Proposed Amendments”). The Proposed Amendments shall become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment of the Company’s certificate of incorporation (the “Certificate of Incorporation”) which shall be filed promptly following (i) acceptance by the Company for exchange of shares of Senior Preferred Stock tendered pursuant to the Exchange Offer that represent a majority of the shares of such series of Senior Preferred Stock outstanding on the Commencement Date and (ii) receipt by the Company of the approval by the requisite vote of holders of Common Stock of the Proposed Amendments described below under “Stockholders' Meeting.”

Post-Exchange Offer Transactions Pursuant to the Master Transaction Agreement

Contingent Exchange.   If at the closing of the Exchange Offer the Company has accepted for exchange less than 90% of the outstanding shares of each class of Senior Preferred Stock owned by holders other than Purchaser, then, promptly following the closing of the Exchange Offer, (i) NBC Palm Beach I will be entitled to exchange up to $375,000,000 aggregate stated liquidation preference of 11% Series B Preferred Stock with the Company for an equal principal amount of Series B Notes, and (ii) Purchaser will be entitled to exchange up to $95,584,689 aggregate stated liquidation preference of 8% Series C Non-Convertible Preferred Stock (the “Series C Non-Convertible Preferred Stock”) or 8% Series A-2 Non-Convertible Preferred Stock (the “Series A-2 Non-Convertible Preferred Stock”), as applicable, with the Company for an equal principal amount of Series B Notes. The aggregate stated liquidation preference so exchangeable will be determined pursuant to the methodology set forth in Schedule 5.04 of the Master Transaction Agreement. For a description of the Series B Notes, see Item 2.03 – “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant — 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013.”

Notwithstanding the immediately preceding paragraph, if the Exchange Offer expires without any shares of Senior Preferred Stock being accepted for exchange by the Company, promptly following the expiration of the Exchange Offer, subject to certain exceptions (i) Purchaser will be entitled to exchange 9,386.46875 shares of 14¼% Preferred Stock and 262.33603 shares of 9¾% Preferred Stock held by Purchaser with the Company for $76,403,430 aggregate principal amount of Series B Notes, (ii) NBC Palm Beach I will be entitled to exchange $375,000,000 aggregate stated liquidation preference of 11% Series B Preferred Stock with the Company for an equal principal amount of Series B Notes and (iii) Purchaser will be entitled to exchange $95,584,689 aggregate stated liquidation preference of Series C Non-Convertible Preferred Stock or Series A-2 Non-Convertible Preferred Stock, as applicable, with the Company for an equal principal amount of Series B Notes (the alternative contingent exchange described in this paragraph or the contingent exchange described in the immediately preceding paragraph, as the case may be, the “Contingent Exchange”).

Exchange of 11% Series B Preferred Stock.   Promptly following the closing of the Exchange Offer or immediately prior to the Contingent Exchange, as applicable, NBC Palm Beach I will exchange with the Company all the remaining 11% Series B Preferred Stock it holds, including its right to all accrued and unpaid dividends thereon, for (i) $31,070,000 aggregate stated liquidation preference of Series E-1 Mandatorily Convertible Preferred Stock (the “Series E-1 Convertible Preferred Stock”), (ii) NBCU Option II (as defined below) and (iii) 8% Series D Mandatorily Convertible Preferred Stock (the “Series D Convertible Preferred Stock”) with an aggregate stated liquidation preference equal to $21,070,000 less than the aggregate stated liquidation preference of the 11% Series B Preferred Stock so exchanged. For descriptions of the Series D Convertible Preferred Stock and the Series E-1 Convertible Preferred Stock, see Item 5.03 – “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.”

Exchange of Series F Non-Convertible Preferred Stock.   Promptly following the closing of the Exchange Offer or immediately prior to the Contingent Exchange, as applicable, Purchaser will exchange (i) $95,584,689 aggregate stated liquidation preference of Series F Non-Convertible Preferred Stock (transferred by NBC Palm Beach I to Purchaser on the Commencement Date) with the Company for $95,584,689 aggregate stated liquidation preference of (a) Series A-2 Non-Convertible Preferred Stock or (b) in the case of a Minority Exchange, Series C Non-Convertible Preferred Stock and (ii) $114,961,259 aggregate stated liquidation preference of Series F Non-Convertible Preferred Stock for $200,000,000 aggregate stated liquidation preference of Series E-2 Mandatorily Convertible Preferred Stock. For descriptions of the Series A-2 Non-Convertible Preferred Stock, the Series C Non-Convertible Preferred Stock and the Series E-2 Convertible Preferred Stock, see Item 5.03 – “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.”

Exchange of Series A-2 Non-Convertible Preferred Stock or Series C Non-Convertible Preferred Stock.   Promptly following the Call Closing, Purchaser will be entitled to exchange the Series C Non-Convertible Preferred Stock or Series A-2 Non-Convertible Preferred Stock, as the case may be (received upon the exchange of the Series F Non-Convertible Preferred Stock described above), for 8% Series C Mandatorily Convertible Preferred Stock (the “Series C Convertible Preferred Stock”) with an equal aggregate stated liquidation preference. For a description of the Series C Convertible Preferred Stock, see Item 5.03 – “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.” If the Call Closing does not occur before the deadline set forth in the Call

Agreement or the FCC approval for Purchaser’s acquisition of the Call Shares is denied, NBC Palm Beach I will exchange its Series B Notes, if any, received in the Contingent Exchange with Purchaser for an equal aggregate stated liquidation preference of Series A-2 Non-Convertible Preferred Stock or Series C Non-Convertible Preferred Stock, as the case may be. To the extent either of Purchaser or NBC Palm Beach I holds any Series A-2 Non-Convertible Preferred Stock or Series C Non-Convertible Preferred Stock after such exchange, it will be entitled to exchange with the Company any Series A-2 Non-Convertible Preferred Stock for an equal aggregate stated liquidation preference of 12% Series A-3 Mandatorily Convertible Preferred Stock (the “Series A-3 Convertible Preferred Stock”) and any Series C Non-Convertible Preferred Stock for an equal aggregate stated liquidation preference of Series C Convertible Preferred Stock. For a description of the Series A-3 Convertible Preferred Stock, see Item 5.03 – “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.”

The Reverse Stock Split

The Master Transaction Agreement requires the Company to effect a Reverse Stock Split (the “Reverse Stock Split”) promptly following the Call Closing. The consummation of the Reverse Stock Split is conditioned, among other things, upon (i) the Offer being completed, (ii) the approval of the Reverse Stock Split by the requisite vote of the holders of the Company’s common stock outstanding and entitled to vote on the matter, (iii) receipt of FCC approval for Purchaser’s acquisition of the Call Shares, (iv) no law, regulation or other requirement of any governmental authority making the Reverse Stock Split illegal being in effect and (v) the Call Closing having occurred. In the Reverse Stock Split, each Share issued and outstanding shall be converted into and become such fraction of a fully paid and nonassessable Share as shall be determined by the Company, Purchaser and the NBCU Entities such that each holder of Shares, other than Purchaser, would be eligible to receive, in respect of all its Shares, less than a whole Share upon completion of the Reverse Stock Split. If, however, Purchaser does not own the greatest number of Shares immediately prior to the Reverse Stock Split, the applicable ratio for converting the Shares will be such that every holder of Shares (including Purchaser) would be entitled to receive, in respect of all its Shares, less than a whole Share upon completion of the Reverse Stock Split. No fractional Shares will be issued in connection with the Reverse Stock Split. Instead, any holder of Shares who would otherwise be entitled to receive less than a whole Share will be paid in cash the dollar amount (rounded to the nearest cent), without interest, determined by multiplying the number of Shares (prior to the Reverse Stock Split) held by such holder by the Offer Price. Immediately prior to the Reverse Stock Split, Purchaser shall make a capital contribution to the Company in the amount necessary to make any payments required to be made to security holders of the Company in connection with the Reverse Stock Split.

Each share of Class B Common Stock issued and outstanding at the time of the Reverse Stock Split will be converted into and become a fractional number of fully paid and nonassessable shares of Class B Common Stock pursuant to the same ratio that is applied to the Shares. Fractional shares of Class B Common Stock will remain outstanding after the Reverse Stock Split and the Company will issue new stock certificates for such fractional shares.

Stockholders’ Meeting

Under the Master Transaction Agreement, a stockholders’ meeting of the Company shall be held no later than June 30, 2007 to (i) approve the Proposed Amendments, (ii) increase the number of authorized shares of Class A Common Stock and Class C Common Stock, (iii) create a new class of common stock to be designated Class D Non-Voting Common Stock, par value $0.001 per share, (iv) approve issuance of the shares issuable upon the conversion of various instruments, (v) comply with the rules of the American Stock Exchange and (vi) effect the Reverse Stock Split. At the meeting, Purchaser is required to vote (or cause to be voted) all Shares that it and its subsidiaries have the power to vote in favor of the Reverse Stock Split. Notwithstanding the foregoing, if the Paxson Stockholders sign one or more consents in writing approving each of the matters set forth in clauses (i) through (v) above, and duly delivers such written consent or consents to the Company in the manner provided in the Certificate of Incorporation prior to May 14, 2007, the Company shall no longer be obligated to duly call, give notice of, convene or hold the stockholders’ meeting.

Exclusivity

The Master Transaction Agreement provides that the Company, its subsidiaries and their respective directors, officers, employees and representatives cannot (i) take any action to facilitate any inquiries or the making of any proposal or offer that may reasonably be expected to lead to any merger, sale, exchange, tender offer or similar transaction (other than the Transactions), or any solicitation in opposition to approval and adoption of the Transactions, or any other transaction the consummation of which would reasonably be expected to prevent, materially delay or otherwise interfere with the Transactions (a “Competing Transaction”), (ii) negotiate or obtain a proposal or offer for a Competing Transaction, (iii) agree to, approve or endorse any Competing Transaction or (iv) enter into any agreement relating to a Competing Transaction. The Company has agreed to promptly notify Purchaser and the NBCU Entities of the existence of, material terms of, and identity of any person making any proposal or contact regarding a Competing Transaction. The Company has also undertaken to immediately cease any existing discussions or negotiations regarding a Competing Transaction, and not to release any person from any confidentiality or standstill agreement. Under certain conditions, however, on or prior to the closing or expiration of the Exchange Offer, the Board may furnish information to, or enter into discussions with a person who has made an unsolicited, written, bona fide proposal or offer regarding a Competing Transaction and, at any time following the Commencement Date, the Board may withdraw or modify its recommendation relating to the Transactions if the Board determines that any such action is required to comply with its fiduciary obligations under applicable law and may recommend a Competing Transaction to comply with Rule 14d-9 of the Exchange Act.

Except as otherwise provided above and in the Master Transaction Agreement, the Board may not withdraw or modify its approval or recommendation relating to the transactions contemplated by the Master Transaction Agreement and the related documents or approve or recommend any Competing Transaction.

Waiver from Senior Lenders

The Master Transaction Agreement provides that if the Company has not entered into arrangements reasonably satisfactory to Purchaser providing for a third party to purchase any and all of the Company’s outstanding (i) First Priority Term Loan due 2012, (ii) Floating Rate First Priority Senior Secured Notes due 2012 and (iii) Floating Rate Second Priority Senior Secured Notes due 2013 (together, the “Senior Debt”) as to which the holders thereof elect to exercise any right they may have to require the Company to repurchase such Senior Debt as a result of the transactions contemplated by the Master Transaction Agreement, the Company shall use its reasonable best efforts to obtain a waiver of any such right from the holders of at least a majority in aggregate principal amount of each class of the Senior Debt outstanding at the time of the waiver. If the waiver is not obtained prior to the closing of the Exchange Offer or the closing of the Contingent Exchange, the Transactions shall, prior to the Call Closing, be amended and restructured so that the NBCU Entities retain at least $250,000,000 aggregate liquidation preference of 11% Series B Preferred Stock until the waiver is obtained or no longer required.

Non-Solicitation of R. Brandon Burgess

The Master Transaction Agreement provides that, for a period of five years from May 3, 2007, the NBCU Entities and their affiliates shall not, directly or indirectly, (i) induce or attempt to induce R. Brandon Burgess (“Mr. Burgess”), the Company’s Chief Executive Officer and President, to leave the employment of the Company or in any way intentionally interfere with the relationship between the Company and Mr. Burgess or (ii) to the extent such restriction does not violate applicable law, engage Mr. Burgess for any purposes (e.g., as an employee, consultant or otherwise). Clause (ii) shall not apply to any engagement by the NBCU Entities or their affiliates of Mr. Burgess that was not a result of any inducement or attempted inducement of Mr. Burgess by any of the NBCU Entities or their affiliates to leave the employment of the Company or any interference with the relationship between the Company and Mr. Burgess, if such engagement occurs no earlier than 12 months after the date Mr. Burgess is no longer employed by the Company.

Other Material Agreements and Transactions

Agreements and Additional Transactions Contemplated by the Master Transaction Agreement

Pursuant to the Master Transaction Agreement, the following agreements and documents were entered into by the Company on the Commencement Date:

•	An Indenture between the Company and The Bank of New York Trust Company, N.A. (the “Series B Notes Indenture”);
•	a Call Agreement between the Company and NBC Palm Beach I (“NBCU Option II”);
•	a Class A Common Stock Purchase Warrant issued by the Company to Purchaser (the “Warrant”);
•	a New Stockholders’ Agreement between the Company, Purchaser and NBCU (the “New Stockholders’ Agreement”);
•	a Registration Rights Agreement between the Company, Purchaser and the NBCU entities (the “Series B Subordinated Debt Registration Rights Agreement”); and
•	a Registration Rights Agreement between the Company, Purchaser and NBCU (the “New Registration Rights Agreement”).

The following is a summary of the material provisions of the documents listed above. The summary does not purport to be complete. Copies of these documents are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Series B Notes Indenture. For a description of the Series B Notes Indenture, see Item 2.03 – “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant — 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013.”

NBCU Option II.   Pursuant to NBCU Option II, the Company granted to NBC Palm Beach I an irrevocable right to purchase 26,688,361 shares of Class B Common Stock. In exchange for the option, NBC Palm Beach I will surrender and deliver on the Call Closing shares of 11% Series B Preferred Stock it owns, in an amount representing aggregate accrued and unpaid dividends on the 11% Series B Preferred Stock as determined in accordance with the Master Transaction Agreement. The exercise price of the option is $0.50 per share of Class B Common Stock, payable in cash. The option is exercisable at any time during the five-year period beginning on the Call Closing and will automatically renew for additional five-year periods. Upon each extension, the Put/Call Agreement by and between Purchaser and NBCU, dated May 4, 2007, shall automatically extend to be co-terminus with NBCU Option II. The holder of NBCU Option II may exercise the option at any time subject to FCC regulations and any other required governmental approvals. The NBCU Option II is freely transferable upon the later to occur of 6 months following the Commencement Date and FCC approval of the Transactions.

The Warrant.   Under the Warrant, Purchaser will have the right to purchase up to 100,000,000 Shares at an exercise price of $0.75 per Share, payable in cash. The term of the Warrant is seven years beginning on the date of issuance.

New Stockholders’ Agreement.    The New Stockholders’ Agreement provides that, from and after the earlier to occur of (i) the Call Closing and (ii) the purchase of the Call Shares by the Company if the Call Closing fails to occur as provided in the Call Agreement (the “Relevant Effective Date”), the Board shall be comprised of 13 directors or such other number of directors as the Board may agree (subject to the approval rights described below). For so long as Purchaser and its affiliates hold the majority of the outstanding voting power of the Company, Purchaser has the right to designate seven directors. If Purchaser and its affiliates hold less than 50% but more than 20% of the outstanding voting power, Purchaser has the right to designate two directors. If NBCU and its affiliates hold more than 20% of the outstanding voting power, they will be entitled to designate two directors, and if they hold a majority of such voting power, they will have the right to designate seven directors.

The New Stockholders’ Agreement also provides that, from and after the Relevant Effective Date, so long as either NBCU (together with its affiliates) or Purchaser (together with its affiliates) holds at least 25% of the voting power of the Company, each such stockholder (an “Approval Stockholder”) is entitled to approve certain actions involving the

Company, including, among other actions:

•	the adoption of any shareholder rights plan;
•	entering into a material agreement that would be adverse to either Purchaser or the NBCU Parties;
•	entering into any agreement regarding the digital spectrum of any of the Company’s television stations, except for certain short-term agreements;
•	an action that would cause certain media assets to be attributable to Purchaser (or its affiliates) or NBCU (or its affiliates) under FCC regulations;
•	the adoption of the annual operating budget for the Company;
•	material amendments to the Certificate of Incorporation;
•	a sale of the primary operating assets of, or a FCC license of, any Company television station serving a top 50 market;
•	certain material sales of assets, acquisitions and mergers or business combination transactions;
•	certain issuances, splits and reclassifications of stock of the Company;
•	entering into material employment contracts;
•	increasing the size of the Board; and
•	a bankruptcy filing.

The New Stockholders’ Agreement also provides that, from and after the Relevant Effective Date, (a) NBCU will have a right of first offer on the sale of any of the Company’s television stations serving a top 50 market and (b) the Approval Stockholders will have certain preemptive rights in respect of sales by the Company of common stock or common stock equivalents.

Upon closing of the Offer (if Purchaser owns a majority of the outstanding Class A Shares following the offer), the Company has certain other obligations to Purchaser and NBCU under the New Stockholders’ Agreement, including various affirmative covenants and reporting obligations as more specifically described therein.

Series B Subordinated Debt Registration Rights Agreement. The Series B Subordinated Debt Registration Rights Agreement provides for certain registration rights for the benefit of Purchaser and the NBCU Entities after an initial public offering of a class of equity securities of the Company. The Company is required, upon demand of Purchaser, the NBCU Entities or holders of a majority of the Series B Notes to file a shelf registration statement with the SEC, under the Securities Act of 1933, as amended (the “Securities Act”), to cover resales of the Series B Notes.

The New Registration Rights Agreement.   The New Registration Rights Agreement provides for certain registration rights for the benefit of NBCU and Purchaser after an initial public offering of a class of equity securities of the Company. The Company is required, upon the demand of NBCU or Purchaser, to register (under the Securities Act) Shares and shares of Class D Common Stock that are outstanding or issued on the basis of a conversion of the Series A Notes, the Series B Notes, the Series A-1 Convertible Preferred Stock, the Series A-3 Convertible Preferred Stock, the 12% Series B Preferred Stock, the Series C Convertible Preferred Stock or the Series D Convertible Preferred Stock. In addition, NBCU and Purchaser have the right to “piggy-back” on the Company’s registration statement in certain circumstances.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

11% Series A Mandatorily Convertible Senior Subordinated Notes due 2013

As described above under Item 1.01, under the Master Transaction Agreement, the Company has agreed to offer to exchange any and all outstanding shares of Senior Preferred Stock for, among other issuances of securities, an aggregate principal amount of up to $465,304,353 of Series A Notes in the Exchange Offer. The Series A Notes will be governed by the terms of an indenture to be entered into by the Company and an indenture trustee (the “Series A Notes Indenture”), and the Notes and the Series A Notes Indenture will bear the terms set forth on Exhibit A to the Master Transaction Agreement, including interest at an 11% simple annual interest rate, payable quarterly in arrears, in cash, which shall accrue to the extent not paid in cash. The Series A Notes will mature on July 31, 2013, and will not be callable prior to maturity. The Series A Notes will rank junior to the Company’s Senior Debt and pari passu with the Series B Notes.

The Series A Notes will be convertible on both an optional and a mandatory basis. At the holder’s option, the Series A Notes will be convertible at any time into shares of Class D Common Stock at a conversion price of $0.90 per share of Class D Common Stock, increasing at a rate per annum of 11% from the issuance of the Series A Notes through the date of conversion. At any time following the first anniversary of the issuance date, the Series A Notes shall be mandatorily converted into shares of Class D Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary, but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share equal to or greater than the then-applicable mandatory conversion trigger price of the Series A Notes (confirmed, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company), generating aggregate gross proceeds to the Company of at least $75,000,000.

If an Event of Default (as shall be defined in the Series A Notes Indenture) occurs and is continuing, other than in connection with a bankruptcy proceeding involving the Company or one of the Company’s significant subsidiaries, either the Trustee or the holders of at least 25% in aggregate principal amount of the Series A Notes may, upon proper notice, declare the principal amount and accrued and unpaid interest, if any, and accrued and unpaid additional interest, if any, through the date of such declaration to be immediately due and payable. At that time, if there are any amounts outstanding under any of the instruments constituting Senior Debt, such amounts shall become due and payable upon the first to occur of an acceleration under any of the instruments constituting Senior Debt or five business days after receipt by the Company and the representative under any Senior Debt of notice of the acceleration of the instruments constituting Senior Debt, unless all Events of Default specified in such notice of acceleration have been cured or waived.

If an Event of Default (as shall be defined in the Series A Notes Indenture) occurs and is continuing, in connection with a bankruptcy proceeding involving the Company or one of the Company’s significant subsidiaries, the principal amount and accrued but unpaid interest, if any, and accrued and unpaid additional interest, if any, on all Series A Notes shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or the holders of the Series A Notes.

Nevertheless, at any time after such a declaration of acceleration with respect to the Series A Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of not less than a majority in principal amount of the Series A Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if certain conditions have been met.

The Series A Notes Indenture will provide that the Company shall not consolidate with or sell, lease, assign, transfer or otherwise convey substantially all of its assets to, or merge with or into, any other Person, unless: (a) either (i) the Company is the surviving corporation, or (ii) the successor person if the Company is not the surviving corporation, or the resulting or transferee person is a company organized and existing under the laws of the United States, any state thereof or the District of Columbia and such person expressly assumes, by a supplemental indenture, all of the Company’s obligations under the Notes and the Indenture; (b) immediately after giving effect to the transaction described above, no Default or Event of Default has occurred and is continuing; and (c) the Company has delivered to the Trustee the Officers’ Certificate and Opinion of Counsel pursuant to Section 6.01 of the Indenture.

The Series A Notes Indenture will contain customary covenants and include a covenant restricting the Company's ability to incur additional debt, other than specified types of permitted debt, unless after giving effect to the incurrence of such additional debt and the application of the proceeds thereof, the Company's ratio of total debt to consolidated EBITDA would be less than 8.5 to 1.0.

11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013

In accordance with the Master Transaction Agreement, on the Commencement Date, the Company issued and sold to Purchaser an aggregate principal amount of $100,000,000 of the Series B Notes. The Series B Notes are governed by the terms of the Series B Notes Indenture, dated May 4, 2007. The Company likewise agreed to issue and sell, on either the date of the closing of, or the expiration of, the Exchange Offer, additional Series B Notes in an aggregate principal amount of up to $15,000,000.

In addition, in the event of a Contingent Exchange, the Company shall issue Series B Notes to NBC Palm Beach I and Purchaser, as described above under Item 1.01 – “Entry into a Material Definitive Agreement — Post-Exchange Offer Transactions Pursuant to the Master Transaction Agreement — Contingent Exchange.”

The Series B Notes bear interest at an 11% simple annual interest rate payable quarterly in arrears, in cash, which shall accrue to the extent not paid in cash. The Series B Notes will mature on July 31, 2013, and are not callable prior to maturity. The Series B Notes rank junior to the Company’s Senior Debt and will rank pari passu with the Series A Notes.

The Series B Notes are convertible on both an optional and a mandatory basis. At the holder’s option, the Series B Notes are convertible at any time into shares of Class A Common Stock at a conversion price of $0.75 per share, increasing at a rate per annum of 11% from the issuance of the Series B Notes through the date of conversion. At any time following the first anniversary of the issuance date, the Series B Notes shall be mandatorily converted into shares of Class A Common Stock, or, in the case of Series B Notes issued to the NBCU Entities, at NBCU’s option, an equal number of shares of Class C Common Stock, upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share equal to or greater than the then-applicable mandatory conversion trigger price of the Series B Notes (confirmed, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company), generating aggregate gross proceeds to the Company of at least $75,000,000.

If an Event of Default (as defined in the Series B Notes Indenture) occurs and is continuing, other than in connection with a bankruptcy proceeding involving the Company or one of the Company’s significant subsidiaries (as outlined in paragraphs (a)(1) through (a)(5) of Section 7.01 of the Series B Notes Indenture), either the Trustee or the holders of at least 25% in aggregate principal amount of the notes issued under the Series B Notes Indenture may, upon proper notice, declare the principal amount and accrued and unpaid interest, if any, and accrued and unpaid additional interest, if any, through the date of such declaration to be immediately due and payable. At that time, if there are any amounts outstanding under any of the instruments constituting Senior Debt, such amounts shall become due and payable upon the first to occur of an acceleration under any of the instruments constituting Senior Debt or five business days after receipt by the Company and the representative under any Senior Debt of notice of the acceleration of the instruments constituting Senior Debt, unless all Events of Default specified in such notice of acceleration have been cured or waived.

If an Event of Default (as defined in the Series B Notes Indenture) occurs and is continuing, in connection with a bankruptcy proceeding involving the Company or one of the Company’s significant subsidiaries (as outlined in paragraphs (a)(6) and (a)(7) of Section 7.01 of the Series B Notes Indenture), the principal amount and accrued but unpaid interest, if any, and accrued and unpaid additional interest, if any, on all Series B Notes shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or the holders of the Series B Notes.

Nevertheless, at any time after such a declaration of acceleration with respect to the Series B Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of not less than a majority in principal amount of the Series B Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if certain conditions have been met.

The Series B Notes Indenture provides that the Company shall not consolidate with or sell, lease, assign, transfer or otherwise convey substantially all of its assets to, or merge with or into, any other Person, unless: (a) either (i) the Company is the surviving corporation, or (ii) the successor person if the Company is not the surviving corporation, or the resulting or transferee person is a company organized and existing under the laws of the United States, any state thereof or the District of Columbia and such person expressly assumes, by a supplemental indenture, all of the Company’s obligations under the Notes and the Indenture; (b) immediately after giving effect to the transaction described above, no Default or Event of Default has occurred and is continuing; and (c) the Company has delivered to the Trustee the Officers’ Certificate and Opinion of Counsel pursuant to Section 6.01 of the Indenture.

The Series B Notes Indenture contains customary covenants and includes a covenant restricting the Company's ability to incur additional debt, other than specified types of permitted debt, unless after giving effect to the incurrence of such additional debt and the application of the proceeds thereof, the Company's ratio of total debt to consolidated EBITDA would be less than 8.5 to 1.0.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference herein.

On the Commencement Date, the Company offered and sold $100,000,000 aggregate principal amount of Series B Notes to Purchaser and issued the Warrant to Purchaser in private transactions exempt from registration under Section 4(2) of the Securities Act.

On the Commencement Date, the Company exchanged $210,000,000 aggregate stated liquidation preference of Series F Non-Convertible Preferred Stock for an equal aggregate stated liquidation preference of the 11% Series B Preferred Stock held by NBC Palm Beach I in a transaction exempt from registration under Section 4(2) of the Securities Act.

The Company will issue the securities in the Exchange Offer, the Contingent Exchange, the Exchange of 11% Series B Preferred Stock, the Exchange of Series F Non-Convertible Preferred Stock and the Exchange of Series A-2 Non-Convertible Preferred Stock or Series C Non-Convertible Preferred Stock to existing holders of the Company’s securities in transactions exempt from registration under Section 3(a)(9) of the Securities Act.

The Company will issue any securities under the NBCU Option II or the Warrant to Purchaser in private transactions exempt from registration under Section 4(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to Article Fifth of the Certificate of Incorporation, the Board has the authority to provide for the creation and issuance of shares of preferred stock in one or more classes or one or more series, with such voting powers, full or limited, or no voting powers, and with such designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations or restrictions thereof, if any, as the Board shall determine without the vote of stockholders of the Company. Pursuant to this authority, on May 3, 2007, in connection with the transactions contemplated by the Master Transaction Agreement, the Board authorized the creation and issuance of new preferred stock in the form of Series A-1 Convertible Preferred Stock, Series A-2 Non-Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, 12% Series B Convertible Preferred Stock, two types of Series C Convertible Preferred Stock (with only one type to be issued, depending on whether the Exchange Offer is more than 50% successful), Series C Non-Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E-1 Convertible Preferred Stock, Series E-2 Convertible Preferred Stock, and Series F Non-Convertible Preferred Stock. On May 4, 2007, the Company filed with the Secretary of State of the State of Delaware certificates of designation for the above-named stock, which became effective on such date. The following is a summary of the certificates of designation.

The Series A-1 Convertible Preferred Stock Certificate of Designation (the “Series A-1 Certificate”) provides for the creation and issuance of 8,500 shares of Series A-1 Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series A-1 Certificate provides for dividends at an annual rate of 12% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series A-1 Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series A-1 Convertible Preferred Stock are convertible at any time into shares of Class D Common Stock at a conversion price of $0.90 per share, increasing at a rate per annum of 12% from the issuance of the Series A-1 Convertible Preferred Stock through the date of conversion. At any time following the first anniversary of the issuance date, the shares of Series A-1 Convertible Preferred Stock shall be mandatorily converted into shares of Class D Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share equal to or greater than the then-applicable mandatory conversion trigger price of the Series A-1 Convertible Preferred Stock (confirmed, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company), generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the Series A-1 Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series A-1 Certificate.

The Series A-2 Non-Convertible Preferred Stock Certificate of Designation (the “Series A-2 Non-Convertible Certificate”) provides for the creation and issuance of 11,000 shares of Series A-2 Non-Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series A-2 Certificate provides for dividends at an annual rate of 8% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series A-2 Non-Convertible Preferred Stock are non-convertible. A copy of the Series A-2 Non-Convertible Certificate is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series A-2 Non-Convertible Certificate.

The Series A-3 Convertible Preferred Stock Certificate of Designation (the “Series A-3 Certificate”) provides for the creation and issuance of 11,000 shares of Series A-3 Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series A-3 Certificate provides for dividends at an annual rate of 12% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series A-3 Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series A-3 Convertible Preferred Stock are convertible at any time into shares of Class A Common Stock at a conversion price of $0.75 per share, increasing at a rate per annum of 12% from the issuance of the Series A-3 Convertible Preferred Stock through the date of conversion. At any time following the first anniversary of the issuance date, the shares of Series A-3 Convertible Preferred Stock shall be mandatorily converted into shares of Class A Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share (determined, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the Series A-3 Convertible Preferred Stock, generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the Series A-3 Certificate is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series A-3 Certificate.

The 12% Series B Convertible Preferred Stock Certificate of Designation (the “12% Series B Convertible Certificate”) provides for the creation and issuance of 3,000 shares of 12% Series B Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The 12% Series B Convertible Certificate provides for dividends at an annual rate of 12% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of 12% Series B Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of 12% Series B Convertible Preferred Stock are convertible at any time into shares of Class D Common Stock at a conversion price of $0.90 per share, increasing at a rate per annum of 12% from the issuance of the 12% Series B Convertible Preferred Stock through the date of conversion. At any time following the first anniversary of the issuance date, the shares of 12% Series B Convertible Preferred Stock shall be mandatorily converted into shares of Class

D Common Stock upon the earliest of: (i) if shares of Class A or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share (determined, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the 12% Series B Convertible Preferred Stock, generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the 12% Series B Convertible Certificate is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the 12% Series B Convertible Certificate.

The first Series C Convertible Preferred Stock Certificate of Designation (the “First Series C Convertible Certificate”) provides for, in the event the Exchange Offer is more than 50% successful, the creation and issuance of 11,000 shares of Series C Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The First Series C Convertible Certificate provides for dividends at an annual rate of 8% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series C Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series C Convertible Preferred Stock are convertible at any time into shares of Class A Common Stock at a conversion price of $0.75 per share, increasing at a rate per annum of 8% from the issuance of the Series C Convertible Preferred Stock through the date of conversion. At any time following the first anniversary of the issuance date, the shares of Series C Convertible Preferred Stock shall be mandatorily converted into shares of Class A Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share (determined, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the Series C Convertible Preferred Stock, generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the First Series C Convertible Certificate is filed as Exhibit 3.5 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the First Series C Convertible Certificate.

The second Series C Convertible Preferred Stock Certificate of Designation (the “Second Series C Convertible Certificate”) provides for, in the event the Exchange Offer is 50% or less successful, the creation and issuance of 11,000 shares of Series C Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Second Series C Convertible Certificate provides for dividends at an annual rate of 8% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series C Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series C Convertible Preferred Stock are convertible at any time into shares of Class A Common Stock at a conversion price of $0.75 per share, increasing at a rate per annum of 8% from the issuance of the Series C Convertible Preferred Stock through the date of conversion. At any time following the first anniversary of the issuance date, the shares of Series C Convertible Preferred Stock shall be mandatorily converted into shares of Class A Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share (determined, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the Series C Convertible Preferred Stock, generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the Second Series C Convertible Certificate is filed as Exhibit 3.6 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Second Series C Convertible Certificate.

The Series C Non-Convertible Preferred Stock Certificate of Designation (the “Series C Non-Convertible Certificate”) provides for the creation and issuance of 6,000 shares of Series C Non-Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series C Non-Convertible Certificate provides for dividends at an annual rate of 8% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series C Non-Convertible Preferred Stock are non-convertible. A copy of the Series C Non-Convertible Certificate is filed as Exhibit 3.7 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series C Non-Convertible Certificate.

The Series D Convertible Preferred Stock Certificate of Designation (the “Series D Certificate”) provides for the creation and issuance of 39,000 shares of Series D Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series D Certificate provides for dividends at an annual rate of 8% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series D Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series D Convertible Preferred Stock are convertible at any time into shares of Class A Common Stock at a conversion price of $0.75 per share, increasing at a rate per annum of 8% from the issuance of the Series D Convertible Preferred Stock through the date of conversion. At any time following the first anniversary of the issuance date, the shares of Series D Convertible Preferred Stock shall be mandatorily converted into shares of Class A Common Stock upon the earliest of: (i) if shares of Class A or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share (determined, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the Series D Convertible Preferred Stock, generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the Series D Certificate is filed as Exhibit 3.8 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series D Certificate.

The Series E-1 Convertible Preferred Stock Certificate of Designation (the “Series E-1 Certificate”) provides for the creation and issuance of 4,500 shares of Series E-1 Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series E-1 Certificate does not provide for dividends. The shares of Series E-1 Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series E-1 Convertible Preferred Stock are convertible at any time into shares of Class A Common Stock at a conversion price of $0.75 per share, subject to adjustment. At any time following the first anniversary of the issuance date, the shares of Series E-1 Convertible Preferred Stock shall be mandatorily converted into shares of Class A Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share (determined, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the Series E-1 Convertible Preferred Stock, generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the Series E-1 Certificate is filed as Exhibit 3.9 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series E-1 Certificate.

The Series E-2 Convertible Preferred Stock Certificate of Designation (the “Series E-2 Certificate”) provides for the creation and issuance of 21,000 shares of Series E-2 Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series E-2 Certificate does not provide for dividends. The shares of Series E-2 Convertible Preferred Stock are convertible on both an optional and a mandatory basis. At the holder’s option, the shares of Series E-2 Convertible Preferred Stock are convertible at any time into shares of Class A Common Stock at a conversion price of $0.89 per share, subject to adjustment. At any time following the first anniversary of the issuance date, the shares of Series E-2 Convertible Preferred Stock shall be mandatorily converted into shares of Class A Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the issuance date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the issuance date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the issuance date, the then-applicable conversion price; or (ii) the Company’s issuance of common stock at an issue price per share (determined, in the case of a transaction involving Purchaser, NBCU or their respective affiliates, by opinion of an internationally recognized investment bank selected by Purchaser from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the Series E-2 Convertible Preferred Stock, generating aggregate gross proceeds to the Company of at least $75,000,000. A copy of the Series E-2 Certificate is filed as Exhibit 3.10 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series E-2 Certificate.

The Series F Non-Convertible Preferred Stock Certificate of Designation (the “Series F Non-Convertible Certificate”) provides for the creation and issuance of 22,000 shares of Series F Non-Convertible Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share. The Series F Non-Convertible Certificate provides for dividends at an annual rate of 8% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series F Non-Convertible Preferred Stock are non-convertible. A copy of the Series F Non-Convertible Certificate is filed as Exhibit 3.11 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series F Non-Convertible Certificate.

* * * *

The Exchange Offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the Exchange Offer is commenced, the Company will file a tender offer statement with the U.S. Securities and Exchange Commission. In addition, the Company will file proxy statements or information statements, as applicable, with the SEC in connection with the Reverse Stock Split and certain other matters contemplated by the Master Transaction Agreement. The Company’s officers and directors may be deemed to be participants in the solicitation of the Company’s stockholders. Information concerning the direct or indirect interests, by security holdings or otherwise, of these persons is contained in the Company’s Schedule 14D-9 filed with the SEC on May 4, 2007 and the Annual Report on Form 10-K filed with the SEC on April 2, 2007, which are available at no charge on the SEC’s Web site at www.sec.gov. Investors and stockholders are strongly advised to read the tender offer statement (including an offer to exchange, letter of transmittal and related exchange offer documents) and the proxy statements or information statements, as applicable, when they are available because they will contain important information. These documents will be available at no charge on the SEC’s Web site at www.sec.gov.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1

Certificate of Designation of the Company's 12% Series A-1 Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit F in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.2

Certificate of Designation of the Company's 8% Series A-2 Non-Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit G in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.3

Certificate of Designation of the Company's 12% Series A-3 Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit H in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.4

Certificate of Designation of the Company's 12% Series B Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit I in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.5

Certificate of Designation of the Company's 8% Series C Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit J-1 in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.6

Certificate of Designation of the Company's 8% Series C Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit J-2 in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.7

Certificate of Designation of the Company's 8% Series C Non-Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit K in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.8

Certificate of Designation of the Company's 8% Series D Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit L in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.9

Certificate of Designation of the Company's Series E-1 Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit M in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.10

Certificate of Designation of the Company's Series E-2 Mandatorily Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit N in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

3.11

Certificate of Designation of the Company's 8% Series F Non-Convertible Preferred Stock, filed May 4, 2007 with the State of Delaware (included as Exhibit O in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

4.1

Master Transaction Agreement, dated as of May 3, 2007, among ION Media Networks, Inc., NBC Universal, Inc., NBC Palm Beach Investment I, Inc., NBC Palm Beach Investment II, Inc. and CIG Media LLC (the "Master Transaction Agreement").

4.2

Indenture, dated May 4, 2007, by and between ION Media Networks, Inc. and The Bank of New York Trust Company, N.A., governing the 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013 (included as Exhibit B in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

4.3	Form of Warrant by and between ION Media Networks, Inc. and CIG Media LLC (included as Exhibit U in the Master Transaction Agreement filed as Exhibit 4.1 hereto).
4.4	Call Agreement, dated as of May 4, 2007, between ION Media Networks, Inc. and NBC Palm Beach Investment I, Inc. (included as Exhibit D in the Master Transaction Agreement filed as Exhibit 4.1 hereto).
4.5

Registration Rights Agreement for New Securities, dated as of May 4, 2007, among ION Media Networks, Inc., NBC Universal, Inc. and CIG Media LLC (included as Exhibit E in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

4.6

Registration Rights Agreement for Series B Convertible Subordinated Debt, dated as of May 4, 2007, among ION Media Networks, Inc., NBC Universal, Inc. and CIG Media LLC (included as Exhibit X in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

4.7

Stockholders' Agreement, dated as of May 4, 2007, among ION Media Networks, Inc., CIG Media LLC and NBC Universal, Inc. (included as Exhibit P in the Master Transaction Agreement filed as Exhibit 4.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION MEDIA NETWORKS, INC.

	By:	/s/ Adam K. Weinstein
		Name:	Adam K. Weinstein
		Title:	Senior Vice President, Secretary and Chief Legal Officer
Dated: May 9, 2007